                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/

Filed by a party other than the registrant /_/

Check the appropriate box:

     /_/  Preliminary Proxy Statement

     /_/  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     /X/  Definitive Proxy Statement

     /_/  Definitive Additional Materials

     /_/  Soliciting Material Pursuant to ss.240.14a-12

                             THE QUIGLEY CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of filing fee (Check the appropriate box):

     /X/  No fee required.

     /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange  Act Rule  0-11  (set  forth the  amount  on which  the  filing  fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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     /_/  Fee paid previously with preliminary materials.

     /_/  Check box if any part of the fee is offset as provided by Exchange Act
     Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

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                             THE QUIGLEY CORPORATION
                                 KELLS BUILDING
                             621 SHADY RETREAT ROAD
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 27, 2006
                               ------------------

TO THE STOCKHOLDERS OF THE QUIGLEY CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of  Stockholders  (the "Meeting")
of THE QUIGLEY CORPORATION,  a Nevada Corporation (the "Company"),  will be held at the Doylestown Country Club, Green Street, P.O. Box 417, Doylestown, PA 18901
on Tuesday, June 27, 2006, at 4:00 P.M., local time, for the following purposes:

     (i)   To elect a Board of Directors to serve for the ensuing year until the next  Annual  Meeting  of  Stockholders  and until  their  respective successors have been duly elected and qualified.

    (ii)   To ratify the  appointment  of Amper,  Politziner  & Mattia,  P.C. as independent auditors for the year ending December 31, 2006.

   (iii)   To  transact  such other  business  as may  properly  come before the
           Meeting and any adjournments or postponements thereof.

Only  stockholders  of record at the close of business on April 28, 2006 will be entitled  to  notice  of and to  vote  at the  Meeting  or any  adjournments  or postponements  thereof.  Any stockholder may revoke a proxy at any time prior to its exercise by filing a  later-dated  proxy or a written  notice of  revocation with the Secretary of the Company,  or by voting in person at the Meeting.  If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the
Meeting.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKER'S  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                                    By Order of the Board of Directors

                                    /s/ Charles A. Phillips
                                    ------------------------------
                                    CHARLES A. PHILLIPS, Secretary

Doylestown, PA
May 26, 2006

WHETHER OR NOT YOU EXPECT TO BE  PRESENT AT THE  MEETING,  YOU ARE URGED TO FILL
IN, DATE,  SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE  PROVIDED,  WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             THE QUIGLEY CORPORATION
                                 KELLS BUILDING
                             621 SHADY RETREAT ROAD
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                                  JUNE 27, 2006

This proxy  statement (the "Proxy  Statement") is being  furnished in connection with the solicitation of proxies  ("Proxies," or if one, a "Proxy") by the Board of Directors of The Quigley  Corporation  (the  "Company") for use at the Annual
Meeting of  Stockholders  of the  Company to be held at the  Doylestown  Country
Club,  Green Street,  P.O. Box 417,  Doylestown,  PA 18901 on Tuesday,  June 27,
2006, at 4:00 P.M., local time, and any  adjournments or  postponements  thereof
(the "Meeting").

The  principal  executive  offices  of the  Company  are  located  at the  Kells
Building, 621 Shady Retreat Road, P.O. BOX 1349, DOYLESTOWN, PENNSYLVANIA 18901.
The approximate  date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to stockholders is May 26, 2006.

At the Meeting,  the following  proposals will be presented to the  stockholders for approval:

     (i)   To elect a Board of Directors to serve for the ensuing year until the next  Annual  Meeting  of  Stockholders  and until  their  respective successors have been duly elected and qualified.

    (ii)   To ratify the  appointment  of Amper,  Politziner  & Mattia,  P.C. as independent auditors for the year ending December 31, 2006.

   (iii)   To  transact  such other  business  as may  properly  come before the
           Meeting and any adjournments or postponements thereof.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKER'S  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                          RECORD AND VOTING SECURITIES

Only  stockholders  of record at the close of  business  on April 28,  2006 (the
"Record Date") will be entitled to notice of and to vote at the Meeting.  At the close of business  on such record  date,  the Company had  12,480,478  shares of
Common Stock, par value $.0005 per share (the "Common  Stock"),  outstanding and entitled  to vote at the  Meeting.  Each  outstanding  share of Common  Stock is entitled  to one vote.  There was no other  class of  voting  securities  of the
Company  outstanding on the Record Date. A majority of the outstanding shares of
Common Stock present in person or by Proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

Shares of Common Stock represented by Proxies that are properly  executed,  duly returned  and not  revoked  will be voted in  accordance  with the  instructions contained  therein.  If no instructions  are contained in a Proxy, the shares of
Common Stock represented thereby will be voted (i) for the election as directors the persons who have been  nominated by the Board of  Directors,  (ii),  for the ratification  of the  appointment  of Amper,  Politziner  & Mattia,  P.C. as the
Company's  independent auditors for the year ending December 31, 2006, and (iii)
upon any other  matter  that may  properly  be  brought  before  the  Meeting in accordance  with the  judgment  of the person or persons  voting the Proxy.  The execution of a Proxy will in no way affect a  stockholder's  right to attend the
Meeting and to vote in person.  Any Proxy executed and returned by a stockholder may be revoked at any time  thereafter by written notice of revocation  given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting by execution of a subsequent Proxy that is presented at the Meeting or by voting in person at the Meeting in any such case,  except as to any matter or matters upon which a vote shall have been cast  pursuant to the  authority  conferred by such
Proxy prior to such revocation.

Broker  "non-votes"  and the  shares of Common  Stock as to which a  stockholder abstains are included for purposes of  determining  the presence or absence of a quorum for the  transaction  of business  at the  Meeting.  A broker  "non-vote"
occurs when a nominee  holding shares for a beneficial  owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received  instructions from the beneficial owner.

                   ANNUAL REPORT PROVIDED WITH PROXY STATEMENT

Copies of the Company's Annual Report containing audited financial statements of the Company for the year ended December 31, 2005 are being mailed  together with this Proxy Statement to all stockholders entitled to vote at the Meeting.

                               SECURITY OWNERSHIP

The following table sets forth information concerning ownership of the Company's
Common  Stock as of April 28, 2006 by each person known by the Company to be the beneficial  owner of more than five percent of the Common  Stock,  each Director and Executive Officer and all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company's principal executive office.

        Five Percent Stockholders, Directors, and all Executive        Common Stock Beneficially     Percent of
                   Officers and Directors as a Group                           Owned (1)                Class
     -----------------------------------------------------------------------------------------------------------

     GUY J. QUIGLEY (2) (3) (4)                                                 3,708,764               27.8

     CHARLES A. PHILLIPS (2) (3) (5)                                            1,700,377               12.9

     GEORGE J. LONGO (2) (3) (6)                                                  675,000                5.2

     JACQUELINE F. LEWIS (2) (7)                                                  120,000                1.0

     ROUNSEVELLE W. SCHAUM (2) (8)                                                 65,000                 -

     STEPHEN W. WOUCH (2) (9)                                                      50,500                 -

     TERRENCE O. TORMEY (2) (10)                                                   40,000                 -

     ALL DIRECTORS AND OFFICERS (11) (Seven Persons)                            6,359,641               42.6

(1)  Beneficial  ownership has been  determined  in  accordance  with Rule 13d-3 under the Securities  Exchange Act of 1934, as amended ("Rule 13d-3"),  and unless  otherwise  indicated,  represents  shares for which the  beneficial owner has sole voting and  investment  power.  The  percentage  of class is calculated  in  accordance  with Rule 13d-3 and  includes  options or other rights to subscribe for shares of common stock which are exercisable within sixty (60) days of April 28, 2006.
(2)  Director of the Company.
(3)  Executive Officer of the Company.
(4)  Mr.   Quigley's   beneficial   ownership   includes  options  and  warrants
     exercisable  within sixty (60) days from April 28, 2006 to purchase 785,000 shares of Common Stock,  options and warrants to purchase  82,500 shares of
     Common Stock  beneficially  owned by Mr. Quigley's wife and an aggregate of
     394,705 shares  beneficially  owned by members of Mr.  Quigley's  immediate family and no longer  includes  120,000 shares held by Mr.  Quigley's adult children.
(5)  Mr.   Phillips'   beneficial   ownership   includes  options  and  warrants
     exercisable  within sixty (60) days from April 28, 2006 to purchase 687,000 shares of Common Stock and 1,671 shares of Common Stock  beneficially owned by Mr. Phillips' wife.
(6)  Mr. Longo's beneficial  ownership includes options and warrants exercisable within  sixty (60) days from April 28, 2006 to purchase  635,000  shares of
     Common Stock.
(7)  Ms.  Lewis'  address  is P. O. Box  581,  Lahaska,  PA  18931.  Ms.  Lewis'
     beneficial  ownership  includes options  exercisable within sixty (60) days from April 28, 2006 to purchase 120,000 shares of Common Stock.
(8)  Mr.  Schaum's  address is 157 Harrison Ave,  #17,  Newport,  RI 02840.  Mr.
     Schaum's  beneficial  ownership  includes options  exercisable within sixty
     (60) days from April 28, 2006 to purchase 65,000 shares of Common Stock.
(9)  Mr.  Wouch's  address is 415 Sargon Way,  Suite J, Horsham,  PA 19044.  Mr.
     Wouch's beneficial ownership includes options exercisable within sixty (60)
     days from April 28, 2006 to purchase 50,000 shares of Common Stock.
(10) Mr.  Tormey's  address is 4842 Mountain Top Road West,  New Hope, PA 18938.
     Mr. Tormey's beneficial ownership includes options exercisable within sixty
     (60) days from April 28, 2006 to purchase 40,000 shares of Common Stock.
(11) Includes  an  aggregate  of  2,464,500  shares of Common  Stock  underlying options and warrants that are exercisable within sixty (60) days from April
     28, 2006.

                                      -2-

                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

The following  table provides  summary  information  concerning cash and certain other  compensation for the years ended December 31, 2005, 2004 and 2003 paid or accrued by the Company to the Company's Chief Executive  Officer and each highly compensated  executive  officer  of  the  Company  whose  compensation  exceeded
$100,000 (the "Named Executive Officers") during 2005:

                           SUMMARY COMPENSATION TABLE

                                                                                           Long-Term        All  Other
                                                      Annual Compensation                 Compensation      Compensation
                                             ---------------------------------------     ---------------   -------------

                                                                      Other Annual         Securities
                                               Salary     Bonus       Compensation         Underlying
Name and Principal Position          Year        (1)        (2)         (3) (4)              Options            (5)
                                                 ($)        ($)           ($)                  (#)              ($)
------------------------------------------------------------------------------------     ---------------   -------------

Guy J. Quigley                       2005       775,513   631,635        275,091             100,000           18,396
  Chairman of the Board,             2004       725,800   244,958        782,509              50,000           16,396
  President, Chief                   2003       604,800   226,800        667,006              50,000           14,396
  Executive Officer

Charles A. Phillips                  2005       571,813   453,360         91,697              80,000           18,258
  Executive Vice President,          2004       508,100   171,484        260,836              45,000           16,258
  Chief Operating Officer            2003       423.400   158,775        222,334              45,000           14,258

George J. Longo                      2005       383,460   287,595          -                  40,000           18,258
   Vice President,                   2004       365,200   123,255          -                  40,000           16,258
   Chief Financial Officer           2003       347,800   130,425          -                  40,000           14,258

     (1)  Compensation paid pursuant to employment agreements.

     (2)  Bonuses paid pursuant to the Company attaining specified sales and net income goals and contract extension.

     (3)  Additional  compensation,  until  May  31,  2005,  includes  founder's commission of 3.75% of sales collected,  less certain deductions,  for
          Mr.  Quigley,  and founder's  commission of 1.25% of sales  collected, less certain deductions, for Mr. Phillips.

     (4)  The value of personal benefits for the Named Executive Officers of the
          Company that might be attributable  to management as executive  fringe benefits,  such as  vehicles,  cannot  be  specifically  or  precisely determined;  however, it would not exceed the lesser of $50,000 or 10%
          of the total annual salary and bonus reported for any individual named above.

     (5)  Includes amounts attributable to matching  contributions  attributable to each officer in the Company's 401(k) Plan and term insurance.

COMPENSATION PURSUANT TO PLANS

An incentive  stock option plan was  instituted  in 1997 (the "1997 Stock Option
Plan") and approved by the stockholders in 1998 and subsequently amended in 2000 and  approved  by the  stockholders  in 2001 and  amended  and  approved  by the stockholders in 2005.  Pursuant to the 1997 Stock Option Plan, options have been granted to directors,  executive  officers,  and employees during 2005, 2004 and
2003. In early 1999, the Company implemented a defined contribution plan for its employees with the Company's contribution to the plan based on the amount of the employee plan contribution.

                                      -3-

OPTION GRANTS TABLE

The following table sets forth certain information regarding stock option grants made to each of the Named Executive Officers during 2005:

                                     OPTION GRANTS DURING 2005 FISCAL YEAR

                                                                                     Potential Realizable
                                       Percent of                                      Value at Assumed
                          Number of   Total Options                                  Annual Rates of Stock
                         Securities    Granted to        Exercise                   Price Appreciation for
                         Underlying   Employees in       or Base                      Option Term ($) (1)
                           Options     Fiscal Year       Price      Expiration
         Name              Granted         (%)           ($/sh)        Date               5%        10%
-------------------------------------------------------------------------------------------------------------

Guy J. Quigley             100,000         19.2             13.80       12/11/15      868,000     2,199,000

Charles A. Phillips         80,000         15.4             13.80       12/11/15      694,400     1,759,000

George J. Longo             40,000          7.7             13.80       12/11/15      347,200       879,600

(1)  The potential  realizable value portion of the foregoing table  illustrates value that might be realized upon exercise of options  immediately prior to the expiration of their term, assuming (for illustrative purposes only) the specified  compounded  rates of appreciation on the Company's  Common Stock over  the term of the  option.  These  numbers  do not  take  into  account provisions providing for termination of the option following termination of employment or non-transferability.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

The following  table sets forth  certain  information  concerning  stock options exercised  during  2005 and  unexercised  stock  options at the end of 2005 with respect to the Named Executive Officers:

                             AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY
                           COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                           Shares                    Number of Securities          Value of Unexercised
                        Acquired on    Value        Underlying Unexercised       In-the Money Options at
                          Exercise    Realized    Options at Fiscal Year End     Fiscal Year End ($) (1)
         Name               (#)          ($)     Exercisable / Unexercisable    Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------
Guy J. Quigley               -            -            1,085,000 / 0                  8,839,450 / 0

Charles A. Phillips          -            -              987,000 / 0                  8,427,310 / 0

George J. Longo              -            -              635,000 / 0                  4,588,025 / 0

(1)  Represents  the  total  gain that  would be  realized  if all  in-the-money options held at December 30, 2005 were exercised, determined by multiplying the number of shares  underlying the options by the difference  between the per share option exercise price and $13.82 per share, which was the closing price per share of the  Company's  Common Stock on December  30,  2005.  An
     option is  in-the-money  if the fair market value of the underlying  shares exceeds the exercise price of the option.

EMPLOYMENT AGREEMENTS

An employment  agreement between the Company and Guy J. Quigley was entered into on June 1, 1995,  whereby  Guy J.  Quigley is  employed  as the Chief  Executive
Officer of the Company for a term ending on December  31,  2005.  In addition to compensation for services as an officer of the Company, Mr. Quigley was entitled to receive a founder's commission of five percent (5%) on sales collected,  less certain deductions, of the Company's Cold-Eeze(R) products, which expired on May
31,  2005 and was shared  with  Charles A.  Phillips  at a ratio of 75% and 25%, respectively.  Upon the termination of the contract for any reason,  Mr. Quigley was entitled to the remainder of the compensation  owed him through December 31,
2005.

An employment  agreement between the Company and Charles A. Phillips was entered into on June 1, 1995,  whereby  Charles A. Phillips is employed as the Executive
Vice President and Chief  Operating  Officer of the Company for a term ending on
December 31, 2005. In addition to compensation for services as an officer of the
Company,  Mr.  Phillips was entitled to receive twenty five percent (25%) of the founder's  commission  received by Guy J. Quigley,  either  directly from Guy J.
Quigley or, if requested,  directly from the Company until its expiration on May
31, 2005.  Should Mr. Phillips make such a request upon the Company,  the amount owed to him would be deducted from any commissions due Guy J. Quigley.  Upon the termination  of the  contract for any reason,  Mr.  Phillips was entitled to the remainder of the compensation owed him through December 31, 2005.

                                                     -4-

George J.  Longo is  employed  as the Chief  Financial  Officer  of the  Company pursuant to an employment  agreement,  dated November 5, 1996, for a term ending on December 31, 2005. The agreement  provided for a base salary of $150,000,  or such greater  amount as the Board of Directors may from time to time  determine, with annual  increases  over the prior year's base  salary.  In the event of his disability,  Mr.  Longo was to receive  the full  amount of his base  salary for eighteen months. Upon a change of control of the Company, Mr. Longo was entitled to receive  compensation  for the remaining term of the agreement until December
31, 2005. Upon early termination by the Company without cause (as defined in the agreement),  the Company  was  required to pay Mr.  Longo the  remainder  of the salary owed him through December 31, 2005.

      REPORTS ABOUT OWNERSHIP OF THE COMPANY'S COMMON STOCK AND COMPLIANCE
         WITH SECTION 16 (A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities  Exchange Act of 1934, as amended,  requires the
Company's  officers,  directors  and  persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in  ownership  with the  Securities  and  Exchange  Commission  (the
"Commission"). Officers, directors and greater than ten-percent stockholders are required by the  Commission's  regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based  solely on its  review of the  copies of such  forms  received  by it, the
Company  believes  that  during the fiscal year ended  December  31,  2005,  all reports of  ownership  and  changes in  ownership  applicable  to its  executive officers,  directors,  and greater than ten-percent  beneficial  owners were not filed on a timely basis, as each such person  inadvertently  filed a Form 4 late on one occasion for one transaction.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For the year ended December 31, 2005,  $366,788 was paid or payable  pursuant to the founder's  commission  agreements between the Company and Guy J. Quigley and
Charles A.  Phillips,  who share a  commission  of 5% on sales  collected,  less certain deductions, of the Company's Cold-Eeze(R) lozenge and gum products.

Certain  individuals  related to the Company's Chief Executive  Officer are also employees of the Company.  Their aggregate  compensation  for 2005 was $519,455, and they received option grants to purchase an aggregate of 29,500 shares of the
Company's Common Stock.

The Company is in the process of acquiring licenses in certain countries through related party entities,  including arrangements with ScandaSystems Ltd. (UK) and
ScandaSystems Ltd. (USA) whose officer and major stockholder,  respectively,  is
Mr.  Gary  Quigley,  a  relative  of  the  Company's  Chief  Executive  Officer.
Approximately  $40,000 was paid or payable by the  Company to such firms  during
2005 and fees amounting to $226,882 have been paid to another  related entity to obtain such licenses.  The Company believes that the services performed by these firms and employees  are on terms no more  favorable  than could have  otherwise been obtained from an unaffiliated third party.

               PROPOSALS TO BE SUBMITTED FOR STOCKHOLDER APPROVAL

PROPOSAL 1.  ELECTION OF A BOARD OF DIRECTORS

The  directors  of the  Company  are  elected  annually  and hold office for the ensuing  year until the next  Annual  Meeting of  Stockholders  and until  their successors  have been duly elected and  qualified.  The directors are elected by plurality of votes cast by  stockholders.  The Company's  by-laws state that the number  of  directors  constituting  the  entire  Board  of  Directors  shall be determined  by  resolution  of the Board of  Directors.  The number of directors currently fixed by the Board of Directors is seven.

No proxy may be voted for more people than the number of nominees  listed below.
Shares  represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual  director (by writing that  individual  director's  name  where  indicated  on the  proxy)  or for all directors  will be voted  "FOR" the  election  of all the  nominees  named below
(unless one or more  nominees are unable or  unwilling  to serve).  The Board of
Directors  knows of no reason why any such nominee  would be unable or unwilling to serve, but if such should be the case,  proxies may be voted for the election of substitute nominees selected by the Board of Directors.

                                      -5-

The following table and the paragraphs following the table set forth information regarding  the current  ages,  terms of office and  business  experience  of the current directors and executive  officers of the Company,  all of whom are being nominated for re-election to the Board of Directors:
                                                                                                    Year First
                   Name                                    Position                        Age        Elected
     ---------------------------------- ------------------------------------------------ --------- --------------

     Guy J. Quigley                     Chairman of the Board, President, CEO               64         1989

     Charles A. Phillips                Executive Vice President, COO and Director          58         1989

     George J. Longo                    Vice President, CFO and Director                    59         1997

     Jacqueline F. Lewis*               Director                                            61         1997

     Rounsevelle W. Schaum*             Director                                            74         2000

     Stephen W. Wouch*                  Director                                            51         2003

     Terrence O. Tormey                 Director                                            51         2004

* Current member of the Audit & Compensation Committees.

GUY J. QUIGLEY is the founder and has been Chairman of the Board,  President and
Chief Executive Officer of the Company since September 1989. Prior to such date,
Mr.  Quigley,   an  accomplished   author,   established  and  operated  various
manufacturing,  sales, marketing,  cattle ranching, pedigree cattle breeding and real estate companies in the United States, Europe and Africa.

CHARLES A. PHILLIPS has been Executive Vice President,  Chief Operating  Officer and a Director of the Company since September  1989.  Before his employment with the Company,  Mr.  Phillips  founded and operated  KPB  Enterprises,  a gold and diamond  mining  operation  that was  based in Sierra  Leone,  West  Africa.  In addition,  Mr.  Phillips  served as a technical  consultant  for Re-Tech,  Inc.,
Horsham,  Pennsylvania,   where  he  was  responsible  for  full  marketing  and
production of a prototype electrical device.

GEORGE J. LONGO currently serves as Vice President,  Chief Financial Officer and a Director of the Company.  Mr. Longo  assumed his duties as Vice  President and
Chief  Financial  Officer for the Company in January  1997.  Mr.  Longo was also appointed a Director of the Company in March 1997.  Before  joining the Company,
Mr. Longo served as Chief Financial Officer of two privately-held  international manufacturing firms and in Corporate Accounting  Management with the predecessor pharmaceutical  company to Aventis S.A.  Prior to that,  Mr. Longo was with KPMG
LLP.

JACQUELINE  F. LEWIS was  appointed to the Board of Directors in December  1997.
From 2003 until March 2005,  she was the  President  and Director of CPC, a list management and marketing  company.  Prior to 2003, she co-founded and managed D.
A. Lewis, Inc., a direct mail advertising company, for 27 years. Ms. Lewis was a founding  director  of  Suburban  Community  Bank  and  served  on its  Board of
Directors  until Univest  Corporation of  Pennsylvania  (Nasdaq:  UVSP) acquired
Suburban  Community Bank. In April 2005, Ms. Lewis was appointed to the Board of
Directors of Univest Foundation.

ROUNSEVELLE  W. SCHAUM was  appointed  to the Board of  Directors in March 2000.
Since 1993, Mr. Shaum has served as Chairman of Newport Capital Partners,  Inc., an  investment-banking  firm specializing in the private placement of equity and convertible  debt  securities.  In such  capacity,  Mr.  Schaum has directed and organized  over  thirty  private  equity  placements  and served on the board of directors of numerous  public and private  emerging growth  companies.  Prior to
1993,  Mr.  Schaum  held  senior   management   positions   with   international
manufacturing  companies. He also served as the Chairman of the California Small
Business Development  Corporation,  a private venture capital syndicate, and was the founder of the Center of Management Sciences, a  management-consulting  firm that services  multinational high technology  companies and government agencies, including  NASA and the  Department  of Defense.  Mr.  Schaum also serves on the
Board  of  Directors  of  Gales   Industries,   Inc.  (OTCBB:   GLDS),   Camelot
Entertainment  Group,  Inc. (OTCBB:  CMEG);  Magic Web, Inc.  (OTCPK:  MGWB) and
Turboworx, Inc.

STEPHEN W. WOUCH was appointed to the Board of Directors in January 2003.  Since
1988,  Mr.  Wouch  has been  Managing  Partner  of Wouch,  Maloney  & Co.,  LLP,
Certified Public Accountants,  a regional public accounting firm with offices in
Pennsylvania  and Florida.  This firm has a diverse client base that encompasses various industries such as health care, manufacturing,  construction and service providers.  Prior to 1988, Mr. Wouch held senior management positions with other
Certified  Public  Accounting  firms.  Mr.  Wouch is an author,  lecturer  and a licensed Certified Public Accountant in Pennsylvania, New Jersey and Florida.

                                      -6-

TERRENCE O. TORMEY was  appointed to the Board of  Directors in April 2004.  Mr.
Tormey is currently the President  and founder of The Tormey  Consulting  Group, which was founded in 2003, a sales and marketing  consulting firm whose services include film and video  productions  for a variety of  industries  including the healthcare industry. During the years 2000 to 2003, Mr. Tormey was the President and Chief Operating Officer of Nelson Professional Sales, a division of Publicis
SA, Paris.  From 1994 to 2000,  Mr. Tormey was the President and co-owner of The
Medical Phone Company(R),  a firm that eventually grew to the largest healthcare telesales company in the country,  whose clients included  virtually every major pharmaceutical  company  in the  United  States.  Additionally,  his  experience includes  holding  various  senior sales,  sales  training and sales  management positions with various US pharmaceutical  companies  including Johnson & Johnson
Inc. (NYSE-JNJ) and American Home Products  Corporation (Wyeth - NYSE-WYE).  Mr.
Tormey also serves on the Board of Directors of The  Foundation for Ichthyosis &
Related Skin Types, Inc. (F.I.R.S.T.),  a non-profit organization,  dedicated to medical research of rare skin diseases.

REQUIRED VOTE

Directors  are elected by a plurality of the votes cast,  in person or by proxy, at the Meeting.  Votes  withheld and broker  non-votes are not counted  toward a nominee's total.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of  Directors  of the Company  recommends a vote "FOR" the election of each of the nominees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

For the fiscal year ended  December  31, 2005,  there were five  meetings of the
Board of Directors. Each of the directors attended (or participated by telephone
in) more than 75% of such  meetings of the Board of  Directors  and  meetings of committees  on which they served in 2005.  During  2005,  the Board of Directors also acted by unanimous  written  consent in lieu of a meeting on two occasions.
The  independent  members that serve on committees of the Board of Directors met in executive session on seven occasions during 2005. Messrs.  Schaum,  Wouch and
Tormey and Ms.  Lewis are deemed to be  independent  under NASD Rule 4200 and as such,  the Board of Directors  contains a majority of  independent  directors as required by NASD Rule 4350.

Each  director  is  expected  to make  reasonable  efforts  to  attend  Board of
Directors  meetings,  meetings of  committees of which such director is a member and the  Annual  Meeting  of  Stockholders.  All seven  members  of the Board of
Directors attended the 2005 Annual Meeting of Stockholders.

The Company has three standing  committees:  the Audit Committee,  the Executive
Operating Committee and the Compensation Committee.  Prior to establishing these
Committees, the customary functions of such committees had been performed by the entire Board of  Directors.  The Company  does not have a designated  nominating committee.

Since  December  18,  2003,  decisions  concerning  nominees  for the  Board  of
Directors  have been made by  Messrs.  Schaum and Wouch and Ms.  Lewis,  who are independent  directors  as  defined  under NASD Rule  4200(a)(15).  The Board of
Directors  does  not  consider  a  nominating  committee  necessary  in that its independent  directors  perform  the same role as a  nominating  committee.  The
Company has not adopted a formal  policy with respect to minimum  qualifications for  members of its Board of  Directors.  However,  in making  its  nominations,
Messrs.  Schaum  and  Wouch and Ms.  Lewis  consider,  among  other  things,  an individual's  business experience,  industry experience,  financial  background, breadth of knowledge  about issues  affecting  the Company,  time  available for meetings and consultation  regarding Company matters and other particular skills and experience  possessed by the individual.  Stockholders  wishing to recommend candidates for  consideration  by the Board of Directors may do so by writing to the Secretary of the Company and providing the  candidate's  name,  biographical data and  qualifications.  Such candidates  recommended by stockholders  will be evaluated on the same basis as all other candidates.

The members of the Audit  Committee are Messrs.  Schaum and Wouch and Ms. Lewis.
Mr.  Schaum  serves as  Chairman  of the Audit  Committee.  The Audit  Committee
reviews,  analyzes  and makes  recommendations  to the Board of  Directors  with respect to the Company's  accounting  policies,  internal controls and financial statements,  consults with the Company's  independent  public  accountants,  and reviews filings containing financial  information of the Company to be made with the  Securities  and Exchange  Commission.  The Audit  Committee  met four times during 2005.

                                      -7-

The members of the Executive Operating Committee are Messrs.  Quigley,  Phillips
and Longo.  The Executive  Operating  Committee  possesses and exercises all the power and authority of the Board of Directors in the management and direction of the business and affairs of the Company  except as limited by law and except for the  power  to  change  the  membership  or to fill  vacancies  on the  Board of
Directors or the Executive Operating Committee.  The Executive Operating did not
meet during 2005.

The members of the Compensation  Committee are Messrs.  Schaum and Wouch and Ms.
Lewis.  The  Compensation  Committee  reviews and  approves the salary and other compensation  of officers and key employees of the Company,  including  non-cash benefits,  and designates the employees entitled to participate in the Company's benefits plans and other  arrangements,  as from time to time  constituted.  The
Compensation Committee also administers the Company's 1997 Stock Option Plan and recommends  the terms of grants of stock  options  and the  persons to whom such options shall be granted in accordance with such plan. These recommendations are then  subject to  approval  by the full  Board of  Directors.  The  Compensation
Committee met three times during 2005.

COMPENSATION OF DIRECTORS

Outside  directors  receive  annualized  compensation  of $18,900.  Each outside director  that  serves  on the  Audit  Committee  received  a  total  annualized compensation  of  $28,350  and the  Chairman  of the  Audit  Committee  received annualized  compensation of $28,350. In addition, in December 2005, the Board of
Directors  approved  the grant of options to  purchase  20,000  shares of Common
Stock to each of the  then-current  outside  directors  under the Company's 1997
Stock Option Plan.  Officers of the Company  receive no  compensation  for their service on the Board of Directors or on any Committee thereof.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The  Compensation  Committee  provides  overall  guidance  and  approval  of the
Company's executive compensation program. Messrs. Schaum and Wouch and Ms. Lewis served on the  Compensation  Committee during the fiscal year ended December 31,
2005. None of the Compensation  Committee  members were officers or employees of the  Company  at any time prior to  December  31,  2005 or had any  relationship requiring  disclosure  under the  caption  "Certain  Relationships  and  Related
Transactions." All independent members of the Board of Directors  participate in the approval of each of the Company's executive  compensation programs described in the "Report on Executive  Compensation."  No executive officer of the Company
served  on  any  other  entity's  compensation   committee  or  other  committee
performing  similar  functions during the fiscal year. There are certain related parties of Mr. Quigley that receive  compensation from the Company. See "Certain
Relationships and Related Transactions."

The report of the Audit Committee,  the report of the Compensation Committee and the performance graph that follow shall not be deemed  incorporated by reference by any general  statement  incorporating  by reference  this proxy  statement or future  filings  into any filing under the  Securities  Act of 1933 or under the
Securities  Exchange  Act  of  1934,  except  to the  extent  that  the  Company specifically  incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

OTHER CORPORATE GOVERNANCE

During 2002, the Company formed a Disclosure Committee in response to Management
Certification  Responsibilities under Sections 302 and 404 of the Sarbanes-Oxley
Act of 2002. The Disclosure  Committee assists the Chief Executive Officer,  the
Chief Financial  Officer and the Audit Committee in monitoring (1) the integrity of the financial statements, policies, procedures and the internal financial and disclosure controls and risks of the Company,  (2) the compliance by the Company with  legal and  regulatory  requirements,  to the extent  that these  policies,
procedures  and  controls  may  generate  either   financial  or   non-financial
disclosures   in  the  Company's   filings  with  the  Securities  and  Exchange
Commission.  Additionally, in 2002, the Company also initiated a Code of Ethics, and in 2004,  it initiated an Insider  Trading  Policy for all  employees of the
Company.

PROCEDURES FOR CONTACTING DIRECTORS

The  Company  has  adopted  a   procedure   by  which   stockholders   may  send
communications  as defined  within Item 7(h) of Schedule  14A under the Exchange
Act to one or  more  members  of the  Board  of  Directors  by  writing  to such director(s) at their respective address listed in the Security Ownership section of this Proxy Statement or to the whole Board of Directors care of the Corporate
Secretary, The Quigley Corporation, Kells Building, 621 Shady Retreat Road, P.O.
Box 1349, Doylestown,  PA 18901. Any such communications  addressed to the whole
Board  of  Directors  will be  promptly  distributed  by the  Secretary  to each director.

                                      -8-

REPORT OF THE AUDIT COMMITTEE

The members of the Audit  Committee are Messrs.  Schaum and Wouch and Ms. Lewis,
who are independent directors as defined under NASD Rule 4200(a)(15). All of the members of the Audit  Committee are  financially  literate under current listing standards of Nasdaq.  The Board of Directors has determined that Messrs.  Schaum and Wouch are  financial  experts,  as defined  under SEC rules,  serving on the
Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors in 2000 and amended in 2002.

We have reviewed and discussed with management the Company's  audited  financial statements as of and for the year ended December 31, 2005.

We have discussed with the  independent  auditors,  Amper,  Politziner & Mattia,
P.C.,  the matters  required to be discussed by Statement on Auditing  Standards
No. 61,  Communication  with  Audit  Committees,  as  amended,  by the  Auditing
Standards Board of the American Institute of Certified Public Accountants.

Additionally,  audit fees,  audit related  fees,  tax fees and all other service fees  that  were  paid or  payable  to Amper,  Politziner  &  Mattia,  P.C.  and
PricewaterhouseCoopers  LLP, which reflect additional costs due to the change in the  Company's  independent  registered  public  accounting  firm in  2004  were discussed and amounted to:

                Description                 2005            2005*           2004           2004*
       ------------------------------    ------------    ------------    ------------    -----------

       Audit fees                          $152,600        $13,500         $99,000         $52,500

       Audit related fees                    31,500           -             41,837             -

       Tax  fees                             23,600           -             23,785             -

       All other fees                         -              2,000           4,996          67,200
                                         ------------    ------------    ------------    -----------
       Total                               $207,700        $15,500        $169,618        $119,700
                                         ------------    ------------    ------------    -----------

                *PricewaterhouseCoopers LLP

The  Company's  Audit  Committee  shall  review  and  pre-approve  all audit and non-audit  services to be provided by the  independent  auditor (other than with respect to the de minimis  exceptions  permitted  by the Act).  This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval  reported to the Audit  Committee at its next  regularly  scheduled meeting.

We have  received and reviewed  written  disclosures  and the letter from Amper,
Politziner & Mattia, P.C., required by Independent Standards No. 1, Independence
Discussions with Audit  Committees,  as amended,  by the Independence  Standards
Board, and have discussed with the auditors, the auditor's independence.

Based on the reviews and  discussions  referred to above,  we  recommend  to the
Board of Directors that the financial  statements  referred to above be included in the Company's  Annual Report on Form 10-K for the fiscal year ended  December
31, 2005 for filing with the Securities and Exchange Commission.

On July 8, 2004, the Company dismissed PricewaterhouseCoopers LLP ("PwC") as its independent  registered  public  accounting  firm. On the same date, the Company engaged Amper, Politziner & Mattia, P.C. ("APM") as independent accountants. The dismissal of PwC and  engagement of APM were approved by the Audit  Committee of the Company.

The reports of PwC on the  Company's  financial  statements  for the 2003 fiscal year did not contain an adverse  opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle and there were no reportable  events (as defined in Item  304(a)(1)(v) of Regulation
S-K).

AUDIT COMMITTEE

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Stephen W. Wouch

                                      -9-

REPORT ON EXECUTIVE COMPENSATION

GENERAL

The  Compensation  Committee  reviews and,  along with other outside  directors, approves the salary and other  compensation of officers and key employees of the
Company.  The  Compensation  Committee also administers the Company's 1997 Stock
Option Plan and  recommends the terms of grants of stock options and the persons to whom such options  shall be granted in accordance  with such plan,  which are subject to approval by the full Board of Directors.

COMPENSATION PHILOSOPHY

In  reaching  decisions  regarding  executive  compensation,   the  Compensation
Committee balances the total compensation  package for each executive with sales and  profits  attained as well as  achievement  of annual and  long-term  goals.
Competitive  levels of  compensation  are  necessary in  attracting,  rewarding, motivating,  and retaining qualified management. The Compensation Committee also believes that the potential for equity  ownership by management is beneficial in
aligning  management's  and  stockholders'   interests  in  the  enhancement  of
stockholder  value.  Section  162(m) of the Internal  Revenue  Code of 1986,  as
amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted  by the Company in any year with  respect to certain of the
Company's highest paid executives.  Certain performance-based  compensation that has been  approved by  stockholders  is not subject to the deduction  limit.  If necessary,  the  Company  may attempt to qualify  certain  compensation  paid to executive officers for deductibility  under the Code,  including Section 162(m).
However,  the Company may from time to time pay  compensation  to its  executive officers that may not be deductible.

COMPENSATION PROGRAM

The Company has a  comprehensive  compensation  program,  which consists of cash compensation,  both fixed and variable, and equity-based  compensation.  Overall compensation  is  predicated  on  industry  and peer  group  comparisons  and on performance  judgments  as to past  and  expected  future  contributions  of the individual  executive  officer.  Specific  compensation  for each  executive  is designed to fairly  remunerate  that  employee of the Company for the  effective exercise of their  responsibilities,  their management of the business functions for which they are responsible,  their extended period of service to the Company and their  dedication and diligence in carrying out their  responsibilities  for the Company.

The  fixed  aspect  is  intended  to meet  the  requirements  of the  employment
contracts  in  effect  for  all  of  the  Company's  officers.   See  "Executive
Compensation  - Employment  Agreements."  Employment  agreements are in place to insure the Company of  consistency  of leadership and the retention of qualified executives  and to  foster  a  spirit  of  employment  security,  which  thereby
encourages  decisions  that  will  benefit  long-term   stockholders.   Variable
compensation  is based upon the  Compensation  Committee  adopting and approving sales and profit goals annualy to be attained for the ensuing year.

Equity-based compensation is through options periodically granted under the 1997
Stock  Option Plan.  These  grants are designed to directly  reward and create a proprietary interest,  among the executive officers and other employees,  in the
Company,  which will be an incentive for these employees to work to maximize the long-term total return to stockholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Mr. Quigley's compensation was $1,682,239 in 2005. Mr. Quigley's compensation is based upon the factors described in the compensation  program section paragraphs above and as set forth in his employment contract.

COMPENSATION COMMITTEE

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Stephen W. Wouch

                                      -10-

PERFORMANCE GRAPH

The following  graph reflects a five-year  comparison,  calculated on a dividend reinvested basis, of the cumulative total stockholder return on the Common Stock of the  Company,  a "peer group" index  classified  as drug related  products by
CoreData,  Inc.  ("Coredata  Group  Index")  and the NASDAQ  Market  Index.  The
comparisons  utilize an  investment of $100 on December 31, 2000 for the Company and the  comparative  indices,  which then  measure the values for each group at
December 31 of each year presented. There can be no assurance that the Company's stock  performance will continue with the same or similar trends depicted in the following performance graph.

[OBJECT OMITTED]]

                                 COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
                             COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                              ------------------------ FISCAL YEAR ENDING ---------------------
COMPANY/INDEX/MARKET          12/29/2000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/30/2005

Quigley Corporation, The          100.00     282.90     676.51   1,308.73   1,036.65   1,699.88
Drug Related Products             100.00     146.19     146.46     270.71     298.32     238.19
Nasdaq Market Index               100.00      79.71      55.60      83.60      90.63      92.62

                                      -11-

PROPOSAL 2.    RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has  appointed  Amper,  Politziner & Mattia,  P.C. as the
Company's  independent  public  auditor for the fiscal year ending  December 31,
2006.  Although the  selection of auditors  does not require  ratification,  the
Board of Directors  has directed  that the  appointment  of Amper,  Politziner &
Mattia,   P.C.  be  submitted  to  stockholders  for  ratification  due  to  the significance of their  appointment to the Company.  A  representative  of Amper,
Politziner  & Mattia,  P.C.  is  expected  to be  present at the  Meeting.  Such representative  will have an  opportunity  to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

REQUIRED VOTE

The affirmative  vote of the holders of a majority of the shares of Common Stock present,  in person or by Proxy is required for  ratification of the appointment of Amper,  Politziner  & Mattia,  P.C. as  independent  auditors of the Company.
Abstentions  will have the effect of a vote against this proposal,  while broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company  recommends a vote "FOR" the  ratification of the  appointment  of  Amper,  Politziner  &  Mattia,  P.C.  as the  Company's
independent auditors for the year ending December 31, 2006.

                              STOCKHOLDER PROPOSALS

Proposals of  stockholders  intended for inclusion in the Proxy  Statement to be furnished  to all  stockholders  entitled to vote at the next Annual  Meeting of
Stockholders of the Company must be submitted by Certified Mail - Return Receipt
Requested and be received at the Company's principal executive offices not later than January 26, 2007.

                            EXPENSES AND SOLICITATION

All expenses in connection with this  solicitation will be borne by the Company.
In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph  and personal  interview by officers,  directors  and employees of the
Company. The Company will, upon request,  reimburse brokerage houses and persons holding shares in the names of their nominees for their  reasonable  expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

The  Board  of  Directors  knows  of no  business  that  will be  presented  for consideration  at the Meeting other than those items stated above.  If any other business should come before the Meeting, votes may be cast, pursuant to proxies, in respect to any such  business  in the best  judgment of the person or persons acting under the proxies.

Dated: May 26, 2006                        THE QUIGLEY CORPORATION

                                           By:/s/ Charles A. Phillips
                                              --------------------------------
                                              CHARLES A. PHILLIPS, Secretary

                                      -12-

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             THE QUIGLEY CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 27, 2006

         The  undersigned,  a stockholder of The Quigley  Corporation,  a Nevada corporation (the  "Company"),  does hereby appoint Guy J. Quigley and Charles A.
Phillips and each of them,  the true and lawful  attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company  which the  undersigned would be  entitled  to vote if  personally  present  at the  Annual  Meeting  of
Stockholders  of the Company to be held at the  Doylestown  Country Club,  Green
Street, P.O. Box 417, Doylestown, Pennsylvania 18901, on Tuesday, June 27, 2006,
at 4:00 P.M., local time, or at any adjournment thereof.

       THE UNDERSIGNED HEREBY INSTRUCTS SAID PROXIES OR THEIR SUBSTITUTES:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/.

1.   ELECTION OF  DIRECTORS.  The Election of the  following  directors to serve until the next annual meeting of  stockholders  and until their  successors have been duly elected and qualified.

                                    NOMINEES:

     /_/  FOR ALL NOMINEES          O   GUY J. QUIGLEY
                                    O   CHARLES A. PHILIPS
     /_/  WITHHOLD                  O   GEORGE J. LONGO
          AUTHORITY FOR ALL         O   JACQUELINE F. LEWIS
          NOMINEES                  O   ROUNSEVELLE W. SCHAUM
                                    O   STEPHEN W. WOUCH
     /_/  FOR ALL EXCEPT            O   TERRENCE O. TORMEY
          (SEE INSTRUCTION BELOW)

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),  MARK
"FOR  ALL  EXCEPT"  AND  FILL IN THE  CIRCLE  NEXT TO EACH  NOMINEE  YOU WISH TO
WITHHOLD, AS SHOWN HERE /X/.

2.   RATIFICATION OF APPOINTMENT OF          FOR      AGAINST     ABSTAIN
     AMPER, POLITZINER & MATTIA, P.C. AS     /_/        /_/         /_/
     THE COMPANY'S INDEPENDENT PUBLIC
     AUDITORS FOR THE YEAR ENDING
     DECEMBER 31, 2006.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS  HEREINBEFORE  GIVEN.
UNLESS OTHERWISE SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS AND
TO RATIFY THE APPOINTMENT OF AMPER,  POLITZINER & MATTIA,  P.C. AS THE COMPANY'S
INDEPENDENT  PUBLIC  AUDITORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY
OR PROXIES WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE MEETING.

The  undersigned  hereby  revokes  any  proxy or  proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement, both dated May 26, 2006, and a copy of the Company's Annual Report to stockholders for the fiscal year ended December 31, 2005.

                                        1

TO CHANGE YOUR ADDRESS ON YOUR ACCOUNT,
PLEASE CHECK THE BOX AT RIGHT AND INDICATE
YOUR NEW ADDRESS IN THE ADDRESS SPACE ABOVE.              /_/
PLEASE NOTE THAT CHANGES TO THE REGISTERED
NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED
VIA THIS METHOD.

Signature: ______________  Date: __________  Signature:___________ Date: _______

NOTE:  Please sign  exactly as your name or names  appears on this  Proxy.  When shares are held  jointly,  each holder  should  sign.  When signing as executor, administrator,  attorney,  trustee or guardian, please give full titles as such.
If the  signer  is a  corporation,  please  sign  full  corporate  name  by duly authorized  officer,  giving  full  title as such.  If signer is a  partnership, please sign in partnership name by authorized person.